                                                                   EXHIBIT 10.29

                      ACKNOWLEDGMENT, WAIVER AND AMENDMENT
                                       TO
                               FINANCING AGREEMENT

            This  ACKNOWLEDGMENT,  WAIVER  AND  AMENDMENT  ("Amendment")  TO THE
INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT is made as of May 2, 2001 by and between Datatec Industries,  Inc., a Delaware  corporation  ("Customer") and
IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

            WHEREAS,  Customer  and IBM Credit have  entered  into that  certain
Inventory and Working Capital Financing  Agreement dated as of November 10, 2000
(as  amended,  supplemented  or  otherwise  modified  from  time  to  time,  the
"Agreement");

            WHEREAS,  Customer  is in  default  of one or more of its  financial covenants contained in the Agreement (as more specifically  explained in Section
2 hereof); and

            WHEREAS, IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                    AGREEMENT

            NOW THEREFORE,  in  consideration  of the premises set forth herein, and for other good and  valuable  consideration,  the value and  sufficiency  of which is hereby  acknowledged,  the parties  hereto agree that the  Agreement is amended as follows:

SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. ACKNOWLEDGMENT.

            Customer  acknowledges  that the  financial  covenants  set forth in
Attachment  A to the  Agreement  are  applicable  to the  financial  results  of
Customer  for the fiscal  quarter  ending  January 31,  2001,  and  Customer was required to maintain such  financial  covenants at all times.  Customer  further acknowledges its actual attainment was as follows:

                                                 Covenant                      Covenant
             Covenant                            Requirement                   Actual
             --------                            -----------                   --------
             Net Profit after Tax to Revenue     Equal to or Greater than      Net Loss
                                                 0.0 percent

SECTION 3.  WAIVERS TO  AGREEMENT.  IBM Credit  hereby  waives the  Defaults  of
Customer  with the terms of the  Agreement  to the extent such  Defaults are set forth in Section 2 hereof.

SECTION  4.   AMENDMENT.   The   Agreement   is  hereby   amended  as   follows,
notwithstanding any other conditions precedent contained herein:

             A. Attachment A to the Agreement is hereby amended by deleting such
Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached  hereto.  Such  new  Attachment  A shall  be  effective  as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

(a)           Product  Financing  Charge is increased from Prime Rate plus 0.25%
              to Prime Rate plus 3.00%;

                                  Page 1 of 3

(b)           WCO  Advance  Charge is  increased  from  Prime Rate plus 0.25% to
              Prime Rate plus 3.00%;

(c)           PRO  Advance  Charge is  increased  from  Prime Rate plus 0.25% to
              Prime Rate plus 3.00%;

(d)           Credit  Line  is   decreased   from   Eighteen   Million   Dollars
              ($18,000,000.00) to Fourteen Million Dollars ($14,000,000.00);

(e)           Customer  shall be required to maintain  the  following  financial percentage(s) and ratio(s) as of the last day of the fiscal period under review by IBM Credit:

                                                                         Covenant
                                     Covenant                            Requirement, fiscal                 Covenant
                                     Requirement, fiscal                 quarters ending                     Requirement,
                                     quarters ending                     October 2001 and                    fiscal
       Covenant                      April/July 2001                     thereafter                          quarters
       ----------                    -------------------                 -------------------                 ending April
                                                                                                             2002 and
                                                                                                             thereafter
                                                                                                             ----------
(i)    Revenue on an Annual Basis    Greater than Zero and Equal to or   Greater than Zero and Equal to      Greater than Zero and
       to Working Capital            Less than 25.0 :1.0                 or Less than 25.0 :1.0              Equal to or Less than
                                                                                                             25.0 :1.0

(ii)   Net Profit after Tax to                                           Equal to or Greater than 0.10       Equal to or Greater
       Revenue                                                           percent                             than 0.10 percent

(iii)  Tangible Net Worth                                                Equal to or Greater than $2.5       Equal to or Greater
                                                                         Million                             than $5.0 Million

            B. Schedule A of the Agreement is hereby  amended by increasing  the
Term Loan Finance Charge from Prime Rate plus 0.75% to Prime Rate plus 3.50%.

            C.  Section  2.4.  of the  Agreement  is hereby  amended by deleting
2.4.(E) in its entirety and substituting in lieu thereof the following;

" (E) In the event of, and within three (3) days after (i) a public  offering or private  placement of shares of Customer or any of  Customer's  subsidiaries  or
(ii) an  offering of public or private  debt by  Customer  or any of  Customer's subsidiaries, Customer shall make a mandatory prepayment of $750,000 on the term loan.

SECTION  5.  CONDITIONS  TO  EFFECTIVENESS  OF  WAIVER.  The waiver set forth in
Section 3 hereof  shall  become  effective  upon the  receipt by IBM Credit from
Customer of:

(i) This Amendment executed by Customer;

(ii) A waiver fee, in immediately available funds, equal to Ninety Four Thousand and Five  Hundred  Dollars  ($94,500.00).  Such waiver fee payable to IBM Credit hereunder shall be nonrefundable  and shall be in addition to any other fees IBM
Credit may charge Customer;

                                  Page 2 of 3

(iii) An executed  collateralized  guaranty of Customer from its parent company,
Datatec Systems,  Inc., in form and substance  satisfactory to IBM Credit in its sole discretion;

(iv) An  executed  collateralized  guaranty  of  Customer  from  its  affiliate,
E-Deploy.com, Inc., in form and substance satisfactory to IBM Credit in its sole discretion; and

SECTION 6.  ADDITIONAL REQUIREMENTS.

(a)           Customer  hereby  restates and affirms the  provisions  of Section
              7.1.(C) of the  Agreement  that  as soon as  available  and in any event  within  thirty (30) days after the end of each fiscal month of Customer,  Customer shall provide;  (i) Financial Statements as of the  end of  such  period  and for  the  fiscal  year to  date, together  with a comparison to the  Financial  Statements  for the same periods in the prior year, all in reasonable  detail and duly certified (subject to normal year-end audit adjustments and except for the absence of  footnotes) by the chief  executive  officer or chief  financial  officer of Customer  as having been  prepared in accordance with GAAP; and (ii) a Compliance Certificate along with a schedule,  in substantially  the form of Attachment C hereto, of the calculations used in determining, as of the end of such fiscal month,  whether  Customer  is in  compliance  with  the  financial covenants set forth in Attachment A;

(b)           Customer  shall  provide to IBM Credit on the fifth and  twentieth day  (or if  such  day is not a  Business  Day,  on the  following
              Business Day) of each month a Collateral Management Report in form and detail satisfactory to IBM Credit. Such Collateral  Management
              Report  shall be as of a date no earlier  than the last day of the immediately  preceding month or the fifteenth of the current month respectively.

SECTION 7. RIGHTS AND REMEDIES.  Except to the extent specifically waived herein
IBM Credit  reserves any and all rights and remedies  that IBM Credit now has or may have in the future with respect to Customer, including any and all rights or remedies  which it may have in the future as a result of  Customer's  failure to comply  with  its  financial  covenants  to IBM  Credit.  Except  to the  extent specifically  waived herein neither this Amendment,  any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

SECTION 8. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

SECTION  9.  COUNTERPARTS.  This  Amendment  may be  executed  in any  number of counterparts,  each  of  which  shall  be an  original  and all of  which  shall constitute one agreement.

            IN  WITNESS  WHEREOF,  this  Amendment  has  been  executed  by duly authorized representatives of the undersigned as of the day and year first above written.

IBM Credit Corporation                           Datatec Industries, Inc.

By:                                              By:  /s/  Ron A. Marino
    ---------------------------------------          -------------------------------------
Print Name:                                      Print Name: Ron A. Marino
            -------------------------------                 ------------------------------
Title:                                           Title:  CFO
       ------------------------------------             ----------------------------------

                                                 /s/ William Aloia

                                                 William Aloia
                                                 Notary Public, State of New Jersey
                                                 No. 2162129
                                                 Qualified Bergen County
                                                 Commission Expires February 3, 2004

                     ATTACHMENT A, ("IWCF ATTACHMENT A") TO
      INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT ("IWCF AGREEMENT")
                             DATED ___________, ____

Customer Name: Datatec Industries, Inc.

Effective Date of this IWCF Attachment A: ______________, 20__

I.   FEES, RATES AND REPAYMENT TERMS:

           (A)       Credit Line: Fourteen Million Dollars ($14,000,000.00);

           (B)       Borrowing Base:

                     (i) 85% of the amount of the Customer's  Eligible  Accounts other  than  Concentration  Accounts  as  of  the  date  of determination  as reflected in the  Customer's  most recent
                     Collateral Management Report;

                     (ii) a  percentage,  determined  from  time  to time by IBM
                     Credit in its sole discretion,  of the amount of Customer's
                     Concentration Accounts for a specific Concentration Account
                     Debtor as of the date of  determination as reflected in the
                     Customer's most recent Collateral Management Report; unless
                     otherwise   notified  by  IBM  Credit,   in  writing,   the
                     percentage  for  Concentration   Accounts  for  a  specific
                     Concentration  Account  Debtor  shall  be the  same  as the percentage  set  forth in  paragraph  (i) of the  Borrowing
                     Base;  provided that the advance on Eligible  Accounts from
                     International     Business    Machines    Corporation    as
                     Concentration Account Debtor is 95%

                     (iii) 100% of the  Customer's  inventory in the  Customer's possession as of the date of  determination as reflected in the Customer's  most recent  Collateral  Management  Report constituting  Products  (other than service parts) financed through a Product Advance by IBM Credit, provided, however,
                     IBM Credit has a first priority  security  interest in such
                     Products and such Products are new and in un-opened  boxes.
                     The value to be assigned to such  inventory  shall be based upon the  Authorized  Supplier's  invoice price to Customer for Products net of all applicable price reduction credits.

                     (iv) up to 35% of the value of Customer's  inventory in the
                     Customer's  possession as of the date of  determination  as reflected  and  identified  in the  Customer's  most recent
                     Collateral    Management   Report   constituting   Products
                     designated by Customer as "Cable" and not financed  through a Product  Advance by IBM Credit,  provided,  however,  IBM
                     Credit  has a  first  priority  security  interest  in such
                     Products and such Products are new and in un-opened  boxes.
                     The  value  to be  assigned  to  such  inventory  shall  be determined by  commercially  reasonable  methods,  in IBM's sole discretion.

                     (v) up to 25% of the value of  Customer's  inventory in the
                     Customer's  possession as of the date of  determination  as
                     reflected  in  the   Customer's   most  recent   Collateral
                     Management  Report   constituting   Products  not  financed
                     through a Product Advance by IBM Credit, provided, however,
                     IBM Credit has a first priority  security  interest in such
                     Products and such Products are new and in un-opened  boxes.
                     The  value  to be  assigned  to  such  inventory  shall  be determined by  commercially  reasonable  methods,  in IBM's sole discretion.

           (C)       Product Financing Charge: Prime Rate plus  3.00%

           (D)       Product Financing Period: 70 days

                                  Page 1 of 11

           (E)       Collateral   Insurance   Amount:   Five   Million   Dollars
                     ($5,000,000.00)

           (F)       A/R Finance Charge:

                     (i)    PRO Advance Charge:      Prime Rate plus 3.00%

                     (ii)   WCO Advance Charge:     Prime Rate plus 3.00%

           (G)       Delinquency Fee Rate:   Prime Rate plus 6.500%

           (H)       Shortfall  Transaction Fee:  Shortfall Amount multiplied by
                     0.30%

           (I)       Free  Financing   Period  Exclusion  Fee:  Product  Advance
                     multiplied by 0.25%

           (J)       Other Charges:

                     (i)   Application Processing Fee: $25,000.00

                     (ii)  Annual Renewal Fee:  $20,000.00

                     (iii) Covenant Recasting  Fee: $25,000.00

                                  Page 2 of 11

II.   BANK ACCOUNT

Customer's  Lockbox(es)  and  Special  Account(s)  will  be  maintained  at  the following Bank(s):

                    Name of Bank:
                    Address:

                    Phone:
                    Lockbox Address:
                    Special Account #:

--------------------------------------------------------------------------------

                    Name of Bank:
                    Address:

                    Phone:
                    Lockbox Address:
                    Special Account #:

--------------------------------------------------------------------------------

                    Name of Bank:
                    Address:

                    Phone:
                    Lockbox Address:
                    Special Account #:

--------------------------------------------------------------------------------

                    Name of Bank:
                    Address:

                    Phone:
                    Lockbox Address:
                    Special Account #:

                                  Page 3 of 11

III.   FINANCIAL COVENANTS:

Definitions: The following terms shall have the following respective meanings in this  Attachment.  All amounts shall be determined in accordance  with generally accepted accounting principles (GAAP).

            "Consolidated Net Income" shall mean, for any period, the net income
            (or loss), after taxes, of Customer on a consolidated basis for such period determined in accordance with GAAP.

            "Current" shall mean within the ongoing twelve month period.

            "Current  Assets"  shall mean  assets  that are cash or  expected to become cash within the ongoing twelve months.

            "Current  Liabilities" shall mean payment obligations resulting from past or current  transactions  that  require  settlement  within the ongoing twelve month period. All indebtedness to IBM Credit shall be
            considered  a  Current   Liability   for  purposes  of   determining
            compliance with the Financial Covenants.

            "EBITDA"  shall mean,  for any period  (determined on a consolidated basis in accordance with GAAP),  (a) the  Consolidated Net Income of
            Customer  for such  period,  plus (b) each of the  following  to the extent  reflected  as  an  expense  in  the  determination  of  such
            Consolidated  Net Income:  (i) the  Customer's  provisions for taxes based on income for such  period;  (ii)  Interest  Expense  for such period;  and (iii)  depreciation  and  amortization  of tangible and intangible assets of Customer for such period.

            "Fixed  Charges" shall mean, for any period,  an amount equal to the sum, without duplication,  of the amounts for such as determined for the Customer on a consolidated basis, of (i) scheduled repayments of principal  of all  Indebtedness  (as reduced by  repayments  thereon previously made), (ii) Interest Expense,  (iii) capital expenditures
            (iv) dividends,  (v) leasehold improvement expenditures and (vi) all provisions for U.S. and non U.S. Federal, state and local taxes.

            "Fixed  Charge  Coverage  Ratio" shall mean the ratio as of the last day of any  fiscal  period of (i)  EBITDA as of the last day of such fiscal period to (ii) Fixed Charges.

            "Interest  Expense"  shall  mean,  for  any  period,  the  aggregate consolidated  interest  expense of  Customer  during  such period in respect  of  Indebtedness  determined  on a  consolidated  basis  in accordance with GAAP, including, without limitation, amortization of original issue discount on any  Indebtedness and of all fees payable in  connection  with the  incurrence  of such  Indebtedness  (to the extent included in interest  expense),  the interest  portion of any deferred  payment  obligation  and  the  interest  component  of any capital lease obligations.

            "Long Term" shall mean beyond the ongoing twelve month period.

            "Long Term Assets" shall mean assets that take longer than a year to be  converted  to  cash.  They are  divided  into  four  categories:
            tangible assets, investments, intangibles and other.

            "Long Term Debt"  shall mean  payment  obligations  of  indebtedness which mature more than twelve months from the date of determination, or mature  within  twelve months from such date but are renewable or extendible  at the option of the  debtor to a date more than  twelve months from the date of determination.

            "Net Profit  after Tax" shall mean  Revenue  plus all other  income, minus all costs, including applicable taxes.

                                  Page 4 of 11

            "Revenue"  shall mean the monetary  expression  of the  aggregate of products or services  transferred  by an enterprise to its customers for which said  customers  have paid or are  obligated to pay,  plus other income as allowed.

            "Subordinated  Debt"  shall mean  Customer's  indebtedness  to third parties as  evidenced  by an executed  Notes  Payable  Subordination
            Agreement in favor of IBM Credit.

            "Tangible Net Worth" shall mean:

                  Total Net Worth minus;

                        (a)   goodwill,    organizational   expenses,   pre-paid
                        expenses,  deferred  charges,  research and  development
                        expenses,    software   development   costs,   leasehold
                        expenses, trademarks, trade names, copyrights,  patents,
                        patent applications,  privileges,  franchises,  licenses
                        and rights in any thereof, and other similar intangibles
                        (but not  including  contract  rights) and other current
                        and  non-current  assets  as  identified  in  Customer's
                        financial statements;

                        (b) all accounts  receivable from  employees,  officers,
                        directors, stockholders and affiliates; and

                        (c) all callable/redeemable preferred stock.

            "Total  Assets" shall mean the total of Current Assets and Long Term
            Assets.

            "Total Liabilities" shall mean the Current Liabilities and Long Term
            Debt  less  Subordinated  Debt,   resulting  from  past  or  current
            transactions, that require settlement in the future.

            "Total Net Worth" (the amount of owner's or stockholder's  ownership in an enterprise) is equal to Total Assets minus Total Liabilities.

            "Working   Capital"   shall  mean  Current   Assets  minus   Current
            Liabilities.

Customer  will  be  required  to  maintain  the  following   financial   ratios,
percentages  and amounts as of the last day of the fiscal period under review by
IBM Credit:

                                                          Covenant
        Covenant                                          Requirement
        ------------------------------------------        -----------
(i)     Revenue on an Annual Basis (i.e. the current      Greater than Zero and
        fiscal year-to-date Revenue annualized)           Equal to or Less than 25.0 :1.0
        to Working Capital
(ii)    Net Profit after Tax to Revenue                   Equal to or Greater than 0.10
                                                           percent effective quarter
                                                          ending 10/31/01 and thereafter
(iii)   Minimum Tangible Net Worth                        Equal to or Greater than
                                                          $2,500 K  by quarter ended
                                                          10/31/01 and $5,000 K
                                                          effective fye 4/30/02 and
                                                          thereafter

                                  Page 5 of 11

IV.   ADDITIONAL  CONDITIONS  PRECEDENT  PURSUANT  TO  SECTION  5.1  (J)  OF THE
      AGREEMENT:

o     Executed  Blocked Account Amendment;

o     Executed Collateralized  Guaranty of Datatec Systems, Inc.;

o     Executed Collateralized Guaranty of E-Deploy.com, Inc.;

o     Executed Corporate Guaranty of  HH Communications, Inc.;

o     Fiscal year-end financial statements of Datatec Systems, Inc. as of end of
Customer's  prior  fiscal  year  audited  by  an  independent  certified  public accountant;

o     A  Certificate  of Location of Collateral  whereby the Customer  certifies where Customer presently keeps or sells inventory,  equipment and other tangible
Collateral;

o     A copy of an all-risk insurance certificate pursuant to Section 7.8 (B) of the Agreement;

                                  Page 6 of 11

                              IWCF ATTACHMENT B TO
      INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT ("IWCF AGREEMENT")

Customer: Datatec Industries, Inc.

           I.        Liens:
           II.       Locations of Offices, Records and  Inventory:

                     (A)  Principal Place of Business and Chief
                     Executive Office:

                     (B) Locations of Assets, Inventory and Equipment
                     (including warehouses):

                                                      Location      Leased (Y/N)
                                                      --------      ------------

           III.      Fictitious Names:

           IV.       Organization:

                     (A)  Subsidiaries:

                         Name          Jurisdiction       Owner     % Owned
                         ----          ------------       -----     -------

                     (B)  Affiliates:

                         Name                          Capacity
                         ----                          --------

           V.        Judgments:

           VI.       Environmental Matters:

           VII.      Indebtedness:

                                  Page 7 of 11

                                IWCF ATTACHMENT C
      INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT ("IWCF AGREEMENT")

                             COMPLIANCE CERTIFICATE

TO:         IBM CREDIT CORPORATION

            ----------------------
            ----------------------

     The  undersigned   authorized   officers  of   ____________________________
("Customer"),  hereby  certify on behalf of the  Customer,  with  respect to the
Inventory  and  Working  Capital  Financing  Agreement  executed  by and between
____________ and IBM Credit Corporation ("IBM Credit") on ______________,  20__,
as amended from time to time (the "Agreement"), that (A) ___________ has been in compliance for the period from ______________, 20__ to _________ ____, 20__ with the  financial  covenants  set  forth  in  Attachment  A to  the  Agreement,  as demonstrated  below, and (B) no Default has occurred and is continuing as of the date hereof,  except,  in either case, as set forth below. All capitalized terms used herein and not otherwise  defined shall have the meanings  assigned to them in the Agreement.

I.   FINANCIAL COVENANTS:

       Covenant                   Covenant Requirement                                Covenant Actual
       --------                   --------------------                                ---------------
(i)    Annualized Revenue         Greater than Zero and
       to Working Capital         Equal to or Less than 25.0 :1.0
                                  effective quarter ending
                                  10/31/01 and thereafter
(ii)   Net Profit after Tax       Equal to or Greater than  0.10
       to Revenue                 percent effective quarter
                                  ending 10/31/01and thereafter
(iii)  MinimumTangible Net        Equal to or Greater than
       Worth                      $2,500  K effective quarter
                                  ending 10/31/01 and equal to
                                  or greater than $5,000 K by
                                  fiscal year ending 4/30/02

                                  Page 9 of 11

                                IWCF ATTACHMENT C
      INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT ("IWCF AGREEMENT")
                                   (Continued)

II.   CALCULATION OF TANGIBLE NET WORTH:

                   Total Assets MINUS Total Liabilities
LESS:
                   goodwill

                   organizational expenses

                   prepaid expenses

                   deferred charges, etc.

                   leasehold expenses

                   all other

                   callable/redeemable preferred stock

                   officer, employee, director, stockholder
                    and affiliate receivables

                                      Total Tangible Net Worth

Attached  hereto are  Financial  Statements  as of and for the end of the fiscal
_____________  ended on the  applicable  date, as required by Section 7.1 of the
Inventory and Working Capital Financing Agreement.

Submitted by:

-----------------------------------------
                (Customer Name)

By: ______________________________________

Print Name: _______________________________

Title: _____________________________________

                                 Page 10 of 11